                                                                    EXHIBIT 10.1



                                 BANCTENN CORP.

                       1992 EMPLOYEE STOCK INCENTIVE PLAN

SECTION 1.        PURPOSE; DEFINITIONS.

         The purpose of the BancTenn Corp. 1992 Employee Stock Incentive Plan (the "Plan") is to enable BancTenn Corp. (the "Company") to attract, retain and reward key employees of the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interest between such key employees and Company's stockholders, by offering such key employees performance-based stock incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         A. "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interest in such entity.

         B.       "Board" means the Board of Directors of the Company.

         C.       "Book Value" means, as of any given date, on a per share basis
(i) the Common Stockholders' Equity in the Company as of the end of the immediately preceding fiscal year as reflected in the Company's consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Stock as of such year-end date (as adjusted by the Committee for subsequent events).

         D. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         E. "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

         F. "Company" means BancTenn Corp., a corporation organized under the laws of the State of Tennessee, or any successor corporation.

         G. "Deferred Stock" means an award made pursuant to Section 7 of the Plan conferring the right to receive Stock at the end of a specified deferral period.

         H. "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan.

         I. "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2)(i) as promulgated by Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

         J. "Early Retirement" means retirement, for purposes of this Plan with the express consent of the Company or any Subsidiary or Affiliate at or before the time of such retirement, from active employment with the Company or any Subsidiary or Affiliate.

         K. "Fair Market Value" means, as of any given date, unless otherwise determined by the Committee in good faith, the reported closing price of the Stock on the National Association of Securities Dealers, Inc.-National Market System (NASDAQ) or, if no such sale of Stock is reported on the National Market System on such date or if the Stock is not then quoted on the NASDAQ National Market System, the fair market value of the Stock as determined by the Committee in good faith.

         L. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422A of the Code.

         M. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         N. "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate on or after the age of 65.

         O. "Other Stock-Based Award" means an award under Section 10 of the Plan that is valued in whole or in part by reference to, or is otherwise based on, Stock.

         P. "Plan" means this BancTenn Corp. 1992 Employee Stock Incentive Plan, as hereinafter amended from time to time.

         Q. "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 6 of the Plan.

         R.       "Retirement" means Normal or Early Retirement.

         S.       "Stock" means the Common Stock of the Company.

         T. "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 of the Plan.

         U. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         V. "W. B. Greene, Jr. and his Related Interests" means W. B. Greene, Jr. individually, and his daughter, Rebecca Greene, and his estate and any executor or administrator thereof, and any trust or estate of which he is now or hereafter a fiduciary or beneficiary, and any corporation or partnership of which he now or hereafter owns 50% or more of the outstanding equity interests.

         In addition, the terms "Change in Control", "Potential Change in Control" and "Change in Control Price" shall have meanings set forth, respectively, in Sections 9(b), (c) and (d) and the term "Cause" shall have the meaning set forth in Section 5(i).

SECTION 2.        ADMINISTRATION.

         The Plan shall be administered by a Committee of not less that three Disinterested Persons, who shall be appointed by the Board of Directors of the Company (the "Board") and who shall serve at the pleasure of the Board. The functions of the Committee specified in the Plan may be exercised by an existing Committee of the Board composed exclusively of Disinterested Persons, and may be exercised by the Board, if and to the extent that no Committee exists which otherwise has the authority to so administer the Plan.

         The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers and other key employees eligible under Section 4: (i) Stock Options, (ii) Restricted Stock, (iii) Deferred Stock and/or (iv) Other Stock-Based Awards. In particular, the Committee shall have the authority:

         (i) to select the officers and other key employees of the Company and its Subsidiaries and Affiliates to whom Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may from time to time be granted hereunder;

         (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible employees;

         (iii) to determine the number of shares to be covered by each such award granted hereunder;

         (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

         (v) to determine whether and under what circumstances a Stock Option may be settled in cash, notes or other instruments, unrestricted stock or Restricted Stock and/or Deferred Stock under Section 5(k) or (l), as applicable;

         (vi) to determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan, or on an additive basis; and

         (vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for an determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period).

         The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

         All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3.        STOCK SUBJECT TO PLAN.

         The total number of shares of Stock reserved and available for distribution under the Plan shall be 36,000 shares, plus ten percent (10%) of any increase (other than any increase due to stock awards under this Plan any other similar plan of the Company for the benefit of key employees) in the number of authorized and issued shares of Stock above 361,956 shares (the number of shares of Stock issued and outstanding as of December 31, 1991), up to the total number of authorized shares of Stock as of December 31, 1991. Shares subject to the Plan may consist, in whole or in part, of authorized and unissued shares.

         Subject to Section 6(b)(vi) below, if any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock or Deferred Stock award or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares again be available for distribution in connection with future awards under the Plan.

         In the event of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, stock dividend, stock split or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan in the number of shares (and, to the extent applicable, purchase price) subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number.

SECTION 4.        ELIGIBILITY.

         Officers and other key employees of the Company and its Subsidiaries and Affiliates (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

SECTION 5.        STOCK OPTIONS.

         Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options.

         Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

         (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but in the case of Incentive Stock Options shall be not less than 100% (or, in the case of an employee owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any of its subsidiary or parent corporations, not less than 110%) of the Fair Market Value of the Stock at grant and in the case of Non-Qualified Stock Options not less than 90% of the Fair Market Value of the Stock at grant. Notwithstanding the foregoing, the option price of a Non-Qualified Stock Option may be less than 90% of Fair Market Value at the time the option is granted if (i) prior to the date of grant of an option the grantee of the option has entered into an irrevocable agreement with the Company pursuant to which the grant of the option is in lieu of future compensation which would otherwise be earned by the grantee and (ii) the dollar amount or the value of such future compensation when added to the exercise price of the option is at least equal to 90% of the Fair Market Value (or such higher percentage as may be determined by the Committee) at the date of grant of the number of shares of Stock subject to the option.

         (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years (or, in the case of an employee who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any of its subsidiary or parent corporations, more than five years) after the date the Option is granted.

         (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that, except as provided in
Section 5(f) and (g) and Section 9, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to six months after the date of the granting of the Option. If the Committee provides, in its sole discretion, that any Stock

Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

         (d) Method of Exercise. Subject to whatever installment exercise provision apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased.

                  Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee).

                  If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock of Deferred Stock, such Restricted Stock or Deferred Stock (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock award or Deferred Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

                  No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights of dividends or other rights of a stockholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 12(a).

         (e) Non-Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

         (f) Termination by Death. Subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

         (g) Termination by Reason of Disability. Subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         (h) Termination by Reason of Retirement. Subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such longer or shorter period as the Committee in its discretion may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one year period (or such other period as the Committee in its discretion may specify at grant), any unexercised stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

         (i) Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of such Stock Options's term if the optionee is involuntarily terminated by the Company and any Subsidiary or Affiliate without Cause. For purposes of this Plan, "Cause" means a felony conviction of a participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

         (j) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
Section 4422A of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422A.

                  To the extent permitted under Section 422A of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

                  (i) if (x) a participant's employment is terminated by reason of death, Disability or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(f), (g) or (h), applied without regard to the $100,000 limitation contained in Section 422A(b) (7) of the Code, is greater than the portion of such option that is immediately exercisable as an "incentive stock option" during such post-termination period under Section 422A, such excess shall be treated as a Non-Qualified Stock Option; and

                  (ii) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such option that is not exercisable as an Incentive stock Option by reason of the $100,000 limitation contained in Section 422A(b)(7) of the Code shall be treated as a Non-Qualified Stock Option.

         (k) Buyout Provisions. The Committee may at any time offer to buyout for a payment in cash, Stock, Deferred Stock or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

         (l) Settlement Provisions. If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

SECTION 6.        RESTRICTED STOCK.

         (a) Administration. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 6(b)), the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards.

                  The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

                  The provisions of Restricted Stock awards need not be the same with respect to each recipient.

         (b) Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

                  (i) The purchase price for shares of Restricted Stock shall be established by the Committee and may be zero.

                  (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 6(b)(i).

                  (iii) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

                  (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

         (c) Restrictions and Condition. The shares of Restricted Stock awarded pursuant to this Section 6 shall be subject to the following restrictions and conditions:

                  (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

                  (ii) Except as provided in this paragraph (ii) and Section 6(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in it sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 12(e), in additional Restricted Stock to the extent shares are available under Section 3, or otherwise reinvested. Pursuant to Section 3 above, Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

                  (iii) Subject to the applicable provisions of the award agreement and this Section 6, upon termination of participant's employment with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

                  (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

         (d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a restricted stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

SECTION 7.        DEFERRED STOCK.

         (a) Administration. Deferred Stock may be awarded either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Section 7(b).

                  The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion.

                  The provisions of Deferred Stock awards need not be the same with respect to each recipient.

         (b) Terms and Conditions. The shares of Deferred Stock awarded pursuant to this Section 7 shall be subject to the following terms and conditions:

                  (i) Subject to the provisions of this Plan and the award agreement referred to in Section 7(b)(vi) below, Deferred Stock awards may not be sold, assigned, transferred, pledged, or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Section 7(b)(v), where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award.

                  (ii) Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by the Deferred Stock award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the award by the Committee, in its sole discretion.

                  (iii) Subject to the provisions of the award agreement and this Section 7, upon termination of a participant's employment with the Company and any Subsidiary or Affiliate for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

                  (iv) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

                  (v) A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period of until a specified event (the "Elective Deferral Period"), subject to each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least 12 months prior to completion of the Deferral Period for such Deferred Stock award (or such installment).

                  (vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

         (c) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and the service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a deferred stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

SECTION 8. OTHER STOCK-BASED AWARDS.

         (a) Administration. Other awards of Stock and other awards that are valued in whole or part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, performance shares, Stock appreciation rights, phantom Stock, and Stock awards or options valued by reference to Book Value, earnings per shares or subsidiary performance, may be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock granted under the Plan and/or cash awards made outside of the Plan.

                  Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom the time or times at which such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period.

                  The provision of other Stock-Based Awards need not be the same with respect to each recipient.

         (b) Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 8 shall be subject to the following terms and conditions:

                  (i) Subject to the provisions of this Plan and the award agreement referred to in Section 8(b)(v) below, shares and Other Stock-Based Awards granted under this Section 8 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued or the award matures or becomes vested, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

                  (ii) Subject to the provisions of this Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 8 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

                  (iii) Any award under Section 8 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

                  (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this Section 8.

                  (v) Each award under this Section 8 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the participant.

                  (vi) Stock issued on a bonus basis under this Section 8 may be issued for no cash consideration. Stock purchased pursuant to a purchase right awarded under this Section 8 shall be priced at least 50% of the Fair Market Value of the Stock on the date of grant or such greater price as the Committee, in its sole discretion, shall determine at the time of grant.

SECTION 9.        CHANGE IN CONTROL PROVISIONS.

         (a)      Impact of Event. In the event of:

                  (1)      a "Change in Control" as defined in Section 9(b) or

                  (2) a "Potential Change in Control" as defined in Section 9(c), but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), the following acceleration and valuation provisions shall apply:

                           (i)      Any Stock Option awarded under the Plan not
previously exercisable and vested shall become fully exercisable and vested.

                           (ii)     The restrictions and deferral limitations
applicable to any Restricted Stock, Deferred Stock and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

                           (iii)    The value of all outstanding Stock Options,
Restricted Stock, Deferred Stock and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 9(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

         (b) Definition of "Change in Control". For purposes of Section 9(a), a "Change in Control" means the happening of any of the following:

                  (i)      any person or entity, including "group" as defined in
Section 11(d)(3) of the Securities Exchange Act of 1934, other than (x) the Company or a wholly-owned subsidiary thereof, or (y) any employee benefit plan of the Company or any of its Subsidiaries or (z) W. B. Greene, Jr. and his Related Interests, becomes the beneficial owner of the Company's securities having 20% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business); or

                  (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transaction are held in the aggregate by the holders of the Company's securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

                  (iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

                  (iv) if W. B. Greene, Jr. and his Related Interests cease to own at least 20% of the outstanding Stock.

         (c)      Definition of Potential Change in Control. For purposes of
Section 9(a), a "Potential Change in Control" means the happening of any of the following:

                  (i) The approval by stockholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 9(b); or

                  (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of such plan acting as such trustee) or W. B. Greene, Jr. and his Related Interests) of securities of the Company representing 10% or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change of Control of the Company has occurred for purposes of this Plan; or

                  (iii) The execution of a definitive binding written agreement by W. B. Greene, Jr. and his Related Interests providing for the sale to an independent third party, not related to or affiliated with Mr. Greene or the Company and its Subsidiaries or a related employee benefit plan, of such amount of Stock as will, upon closing and consummation of such agreement, cause
W. B. Greene, Jr. and his Related Interests to no longer be the Company's largest stockholder.

         (d) Change in Control Price. For purposes of this Section 9, "Change in Control Price" means the highest price per share paid in any transaction reported on the National Association of Securities Dealers, Inc. - National Market System, or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event) provided, however, in no event shall the "Change in Control Price" be less than 100% of Book Value. The Committee shall determine the applicable "Change in Control Price" except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights (or Limited Stock Appreciation Rights) or, where applicable, the date on which a cashout occurs under Section 9(a)(iii).

SECTION 10.         AMENDMENTS AND TERMINATION.

         The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Restricted or Deferred Stock award of Other Stock-Based Award therefore granted, without the optionee's or participant's consent or which, without the approval of the Company's stockholders, would:

         (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

         (b)      change the pricing terms of Section 5(a);

         (c) change the employees or class of employees eligible to participate in the Plan; or

         (d) extend the maximum option period under Section 5(b) of the Plan.

         The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one-for-one or other basis), including previously granted Stock Options having higher option exercise prices.

         Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

SECTION 11.         UNFUNDED STATUS OF PLAN.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 12.         GENERAL PROVISIONS.

         (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

                  All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under applicable rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         (c) The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

         (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless, otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

         (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options, Stock Purchase Rights and other Plan awards).

         (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Tennessee.

         (g) To the extent Rule 16(b)(3) (or any successor rule or regulation) of the Securities and Exchange Commission is now or hereafter applicable to the Plan, it is intended that the Plan shall comply in all respects with Rule 16b-3 (as amended from time to time and including any successor rule or regulation). In the event that any provision of the Plan is determined by the Committee, upon advice of counsel, to not comply with Rule 16b-3, the Committee shall be authorized to nullify and void any such provisions.

SECTION 13.         EFFECTIVE DATE OF PLAN.

         The Plan shall be effective as of May 15, 1992, upon the approval of the Plan by a majority of the votes cast by the holders of the Company's Common Stock at the 1992 annual shareholders' meeting.

SECTION 14.         TERM OF PLAN.

         No Stock Option, Restricted Stock award, Deferred Stock award or Other Stock-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of stockholder approval but awards granted prior to such tenth anniversary may extend beyond that date in accordance with the terms of such awards and the Plan.

                           FORM OF STOCK OPTION GRANT

                            (QUALIFIED STOCK OPTION
                 UNDER SECTION 422 OF THE INTERNAL REVENUE CODE)

         THIS AGREEMENT, dated as of ________________________, 200_, is made by and between BANCTENN CORP., a Tennessee corporation with its principal offices at 301 East Center Street, Kingsport, Tennessee (herein "Company") and ______________________ (herein "Participant"), to-wit:

                                    RECITALS:

         A. The Company's shareholders have heretofore approved the 1992 Employee Stock Incentive Plan (the "Plan") the purpose of which is to utilize stock-based incentive compensation to reward performance of key employees of the Company and its wholly-owned subsidiary, Bank of Tennessee (the "Bank").

         B. The Plan authorizes the Company's Board of Directors to appoint a committee (the "Committee") to grant qualified incentive stock options under the Plan to certain key employees of the Company and the Bank.

         C. Participant is the President and Chief Executive Officer of the Company and Chairman of the Board of the Bank and, as such, has significant responsibility for the management of the Company and Bank.

         D. The Committee has been duly appointed by the Company's Board of Directors and, in the exercise of its delegated authority, has determined to award the following qualified incentive stock option to Participant in accordance with the terms and conditions set forth herein and pursuant to the Plan.

         NOW, THEREFORE, the Committee grants the following Stock Option to Participant.

         1. Grant. The Committee hereby grants to Participant, effective as of the date of this instrument (the "Grant Date"), an option to purchase ______ shares of the Company's common stock (the "Stock") at a price of $________ per share. The Committee has determined that the fair market value of the Stock, as of the date of this Grant, is $________ per share. This Grant is made pursuant to the terms and conditions of the Plan and may only be exercised in accordance with the terms and conditions of the Plan.

         2. Qualified Status. This Grant is intended to be a qualified incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and as set forth in Section 5 of the Plan. The grant of this option conforms to the provisions of the law and regulations now in effect. Participant acknowledges the possibility that future changes in applicable law may require that this option be amended at a later date to conform with the terms and conditions of any such laws and regulations as hereafter changed or adopted.

         3. Vesting of Grant and Method of Exercise. This option is exercisable in whole or in part at Participant's discretion no later than ___________________; provided, however, Participant's right to purchase the Stock subject to this Grant shall become vested in the following amounts and according to the following schedule:

                  Date                     Number of Shares Becoming Vested
                  ----                     --------------------------------

         _________________________                   ___________

         _________________________                   ___________

         _________________________                   ___________

         _________________________                   ___________

To exercise this option Participant shall give written notice of exercise to the Company specifying the number of shares of stock to be purchased. Such notice shall be in substantially the form attached hereto as Exhibit A. The notice shall be accompanied by payment in full of the purchase price, by check, note or other instrument which the Committee determines is appropriate. This option may be exercised on more than one occasion as shares of Stock become vested hereunder, at Participant's discretion. Any vested shares not purchased by Participant pursuant to an initial exercise of this option shall continue to remain subject to this option for the stated term hereof and subject to all stated terms and conditions.

         4. Participant Rights as to Stock. Once proper notice is given and full payment is made pursuant to Section 3, the Company shall issue one or more certificates for such shares of Stock as may be purchased by Participant from time to time. Upon completing the exercise of this option and tendering payment for the shares of Stock purchased, the Participant shall generally have all shareholder rights attendant to and arising from the shares of Stock so purchased.

         5. Holding Period Under Section 422. Pursuant to Section 422 of the Code, Participant acknowledges and agrees that the tax treatment of this option under Section 422 requires that (a) Participant not dispose of any shares of Stock acquired pursuant to the exercise of this option within two (2) years from the date of this Stock Option Grant nor within one (1) year after the acquisition of any shares pursuant to this option, and (b) at all times during the period beginning on the date of this Stock Option Grant and ending on the day three (3) months prior to Participant's exercise of this option, Participant must be an employee of the Company or Bank or a subsidiary of the Company or Bank.

         6. Adjustments in Number of Option Shares. Appropriate adjustment in the number of shares covered by this option shall be made by the Committee to give effect to any mergers, consolidations, acquisitions, stock splits, stock dividends, or other relevant charges in capitalization occurring after the date hereof, provided that no fractional shares shall be subject to this option and each option shall be adjusted down to the nearest full share.

         7. Nontransferability. This option is not transferable by the Participant other than by will or by the laws of descent and distribution. During the life of the Participant this option is exercisable only by the Participant, or in the case of incompetency by the Participant's duly appointed representative, and only to the extent and upon the terms set forth in the Plan.

         8. Effect of Termination of Employment. In the event Participant's employment with the Company is terminated, the length of time this option may be exercised may vary from the time limits otherwise specified herein as follows:

                  (a) If the termination of employment is due to death, disability, or retirement, this option is exercisable to the extent then vested, or on such accelerated basis as the Committee may determine for a period of one
(1) year from the event or the remainder of the option period, whichever period is shorter. If the Participant dies within the one year period following termination of employment due to disability or retirement, any unexercised option exercisable as of the date of death shall be exercisable for a period of twelve months from the date of death or the remaining stated term of the grant, whichever period is shorter.

                  (b) If Participant's termination of employment is involuntary for reasons other than for "cause" (as defined in Section 5(i) of the Plan), this option shall be exercisable to the extent then vested for a period of three (3) months from the termination of employment or the remainder of the option period whichever period is shorter.

                  (c) If Participant's termination of employment is involuntary and is for "cause" as defined under the Plan, this option shall terminate immediately and shall be null and void and of no effect. "Cause" is defined in Section 5(i) of the Plan as a felony conviction or willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company.

                  (d) If Participant voluntarily terminates his employment with the Company, other than by reason of retirement, this option shall automatically terminate upon such event and shall be null and void and of no effect.

         9. Tandem Awards. This option may be made in conjunction with, or in tandem with, other awards under the Plan and/or cash awards outside the Plan, including, but not limited to, awards of cash, qualified stock options, restricted stock, deferred stock, and other stock-based cash awards; provided, however, no tandem stock options shall be granted which create an arrangement that provides for alternative options which would disqualify any qualified incentive stock option portion of any such arrangement.

         10. Change in Control. If there occurs a Change in Control or a potential Change in Control as defined in Section 9 of the Plan, any portion of this option not previously exercisable and vested shall become fully exercisable and vested. The value of such fully-vested option shall then be paid and redeemed by the Company in cash on the date such Change in Control occurs, unless the Committee, in its sole discretion, determines otherwise. The value of the Stock shall be as set forth in Section 9(d) of the Plan which provides, generally, that such value shall be the highest price per share paid or offered in any bona fide transaction related to the potential or actual Change in Control in the 60-day period immediately preceding the date of Change of Control.

         11. No View Toward Distribution. This option is granted in recognition of the Participant's contributions to the Company's growth, and is intended to encourage acquisition of an equity interest in the Company. Participant warrants and represents that any stock acquired pursuant to this grant shall be purchased for investment purposes and not with a view toward resale or distribution.

         12. Amendment of Plan and Option Grant. This option is made pursuant to the terms and conditions of the Plan, which is incorporated by reference herein and made a part of for all purposes.

In the event of a conflict between the terms and conditions the Plan and those set forth herein, the terms of the Plan shall govern and be determinative. The Plan may be amended from time to time or discontinued by the Board of Directors; provided, however, that no such amendment or discontinuance shall impair the rights of Participant hereunder without Participant's consent.

         13. No Right of Continued Employment. Nothing in this Grant is intended to create or shall be construed as conferring upon Participant or any other employee of the Company any right of continued employment with the Company, nor shall this Grant in any way affect the right of the Company to terminate employment of any of its employees at any time.

         14. Authority of Plan Committee. The Committee administering the Plan shall have the authority to construe, interpret, and administer the Plan, and to issue rules and regulations for administration of the Plan. All decisions of the Committee shall be final, conclusive and binding upon the parties hereto.

         15. No Legal Advice. Nothing in this Grant or in the Plan documents is intended to constitute or substitute for legal or tax advice on any matter connected herewith.

         16. Integration. The headings and preamble of this document are an integral part of this Grant.

         17. Controlling Law. This Grant and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Tennessee and Internal Revenue Code of 1986, as amended.

         18. Acceptance by Participant. Participant shall evidence his acceptance of this Grant by signing a copy of this instrument and returning it to the Chairman of the Committee. If the Participant does not execute and deliver such acceptance to the Chairman of the Committee within 60 days from the date of the Grant for any reason other than death, this option shall become null and void and shall not be exercisable.

         IN WITNESS WHEREOF, the Committee has issued this Stock Option Grant acting on behalf of and under the authorization of the Company's Board of Directors.

                                        BANCTENN CORP.

                                        By:
                                           -----------------------------------

                                              Chairman of the Employee
                                              Incentive Stock Plan Committee

         The undersigned hereby accepts this Stock Option Grant in accordance with its terms and the terms of the 1992 Employee Stock Incentive Plan (the "Plan") and agrees that this Grant and the Plan shall control all matters arising with respect hereto.

         Date: ____________________, 200_

                                           -----------------------------------
                                                                Participant
                                           --------------------,

                      NOTICE OF ELECTION TO EXERCISE OPTION

         The undersigned ("Participant") hereby gives notice to BancTenn Corp. ("Company") of his election to exercise his right to purchase shares of the Company's common stock pursuant to a Stock Option Grant heretofore awarded to Participant under the Company's 1992 Employee Stock Incentive Plan, as amended. Participant hereby exercises his Stock Option Grant as follows:

         Date of Option:                                                        ______________, 200_

         Total Number of Shares Covered by Option:                              ______________

         Number of Shares Previously Purchased Pursuant to Option:              ______________

         Number of Shares to be Purchased Under this Note:                      ______________

         Option Price Per Share:                                                $_____________

         Aggregate Option Exercise Price:                                       $_____________

         Date of this Notice:                                                    _____________

         Date Purchase Price to be Tendered:                                    ______________


         In exercising his rights under the above-described Option, Participant acknowledges that his rights and obligations with respect thereto are controlled by the terms of the Stock Option Grant and the Company's 1992 Employee Stock Incentive Plan.

                                                   ----------------------------
                                                   Signature of Participant



                                                   ----------------------------
                                                   Name of Participant
                                                   (Printed or Typed)

                           FORM OF STOCK OPTION GRANT

                           (NONQUALIFIED STOCK OPTION
                 UNDER SECTION 83 OF THE INTERNAL REVENUE CODE)

         THIS AGREEMENT, dated as of ______________________ 200_, is made by and between BANCTENN CORP., a Tennessee corporation with its principal offices at 301 East Center Street, Kingsport, Tennessee (herein "Company") and ______________________________ (herein "Participant"), to-wit:

                                    RECITALS:

         A. The Company's shareholders have heretofore approved the 1992 Employee Stock Incentive Plan (the "Plan") the purpose of which is to utilize stock-based incentive compensation to reward performance of key employees of the Company and its wholly-owned subsidiary, Bank of Tennessee (herein collectively the "Company").

         B. The Plan authorizes the Company's Board of Directors to appoint a committee (the "Committee") to grant nonqualified stock options under the Plan to certain key employees of the Company and the Bank.

         C. Participant is the President and Chief Executive Officer of the Company and Bank and, as such, has significant responsibility for the management of the Company and Bank.

         D. The Committee has been duly appointed by the Company's Board of Directors and, in the exercise of its delegated authority, has determined to award the following nonqualified stock option to Participant in accordance with the terms and conditions set forth herein and pursuant to the Plan.

         NOW, THEREFORE, the Committee grants the following Stock Option to Participant.

         1. Grant. The Committee hereby grants to Participant, effective as of the date of this instrument (the "Grant Date"), an option to purchase ______ shares of the Company's common stock (the "Stock") at a price of $_______ per share. This Grant is made pursuant to the terms and conditions of the Plan and may only be exercised in accordance with the terms and conditions of the Plan.

         2. Nonqualified Status. This Grant is intended to be a nonqualified stock option as defined in Section 83 of the Internal Revenue Code of 1986, as amended, and as set forth in Section 5 of the Plan. The grant of this option conforms to the provisions of the law and regulations now in effect. Participant acknowledges the possibility that future changes in applicable law may require that this option be amended at a later date to conform with the terms and conditions of any such laws and regulations as hereafter changed or adopted.

         3. Vesting of Grant and Method of Exercise. This option is exercisable in whole or in part as to all shares covered hereby at Participant's discretion no sooner than ______________, 200_ and no later than ________________, 200_. To exercise this option Participant shall give written notice of exercise to the Company specifying the number of shares of stock to be purchased. Such notice shall be in substantially the form attached hereto as Exhibit A. The notice shall be accompanied by payment in full of the purchase price, by check, note or other instrument which the Committee determines is appropriate. This option may be exercised on more than one occasion as shares of Stock become vested hereunder, at Participant's discretion. Any vested shares not purchased by Participant pursuant to an initial exercise of this option shall continue to remain subject to this option for the stated term hereof and subject to all stated terms and conditions.

         4. Participant Rights as to Stock. Once proper notice is given and full payment is made pursuant to Section 3, the Company shall issue one or more certificates for such shares of Stock as may be purchased by Participant from time to time. Upon completing the exercise of this option and tendering payment for the shares of Stock purchased, the Participant shall generally have all shareholder rights attendant to and arising from the shares of Stock so purchased.

         5. Adjustments in Number of Option Shares. Appropriate adjustment in the number of shares covered by this option shall be made by the Committee to give effect to any mergers, consolidations, acquisitions, stock splits, stock dividends, or other relevant charges in capitalization occurring after the date hereof, provided that no fractional shares shall be subject to this option and each option shall be adjusted down to the nearest full share.

         6. Nontransferability. This option is not transferable by the Participant other than by will or by the laws of descent and distribution. During the life of the Participant this option is exercisable only by the Participant, or in the case of incompetency by the Participant's duly appointed representative, and only to the extent and upon the terms set forth in the Plan.

         7. Effect of Termination of Employment. In the event Participant's employment with the Company is terminated, the length of time this option may be exercised may vary from the time limits otherwise specified herein as follows:

                  (a) If the termination of employment is due to death, disability, or retirement, this option is exercisable to the extent then vested, or on such accelerated basis as the Committee may determine for a period of one
(1) year from the event or the remainder of the option period, whichever period is shorter. If the Participant dies within the one year period following termination of employment due to disability or retirement, any unexercised option exercisable as of the date of death shall be exercisable for a period of twelve months from the date of death or the remaining stated term of the grant, whichever period is shorter.

                  (b) If Participant's termination of employment is involuntary for reasons other than for "cause" (as defined in Section 5(i) of the Plan), this option shall be exercisable to the extent then vested for a period of three (3) months from the termination of employment or the remainder of the option period whichever period is shorter.

                  (c) If Participant's termination of employment is involuntary and is for "cause" as defined under the Plan, this option shall terminate immediately and shall be null and void and of no effect. "Cause" is defined in Section 5(i) of the Plan as a felony conviction or willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company.

                  (d) If Participant voluntarily terminates his employment with the Company, other than by reason of retirement, this option shall automatically terminate upon such event and shall be null and void and of no effect.

         8. Tandem Awards. This option may be made in conjunction with, or in tandem with, other awards under the Plan and/or cash awards outside the Plan, including, but not limited to, awards of cash, qualified stock options, restricted stock, deferred stock, and other stock-based cash awards; provided, however, no tandem stock options shall be granted which create an arrangement that provides for alternative options which would disqualify any qualified incentive stock option portion of any such arrangement.

         9. Change in Control. If there occurs a Change in Control or a potential Change in Control as defined in Section 9 of the Plan, any portion of this option not previously exercisable and vested shall become fully exercisable and vested. The value of such fully-vested option shall then be paid and redeemed by the Company in cash on the date such Change in Control occurs, unless the Committee, in its sole discretion, determines otherwise. The value of the Stock shall be as set forth in Section 9(d) of the Plan which provides, generally, that such value shall be the highest price per share paid or offered in any bona fide transaction related to the potential or actual Change in Control in the 60-day period immediately preceding the date of Change of Control.

         10. No View Toward Distribution. This option is granted in recognition of the Participant's contributions to the Company's growth, and is intended to encourage acquisition of an equity interest in the Company. The Participant warrants and represents that any stock acquired pursuant to this grant shall be purchased for investment purposes and not with a view toward resale or distribution.

         11. Amendment of Plan and Option Grant. This option is made pursuant to the terms and conditions of the Plan, which is incorporated by reference herein and made a part of for all purposes. In the event of a conflict between the terms and conditions the Plan and those set forth herein, the terms of the Plan shall govern and be determinative. The Plan may be amended from time to time or discontinued by the Board of Directors; provided, however, that no such amendment or discontinuance shall impair the rights of the Participant hereunder without the Participant's consent.

         12. No Right of Continued Employment. Nothing in this Grant is intended to create or shall be construed as conferring upon Participant or any other employee of the Company any right of continued employment with the Company, nor shall this Grant in any way affect the right of the Company to terminate employment of any of its employees at any time.

         13. Authority of Plan Committee. The Committee administering the Plan shall have the authority to construe, interpret, and administer the Plan, and to issue rules and regulations for administration of the Plan. All decisions of the Committee shall be final, conclusive and binding upon the parties hereto.

         14. No Legal Advice. Nothing in this Grant or in the Plan documents is intended to constitute or substitute for legal or tax advice on any matter connected herewith.

         15. Integration. The headings and preamble of this document are an integral part of this Grant.

         16. Controlling Law. This Grant and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Tennessee and Internal Revenue Code of 1986, as amended.

         17. Acceptance by Participant. Participant shall evidence his acceptance of this Grant by signing a copy of this instrument and returning it to the Chairman of the Committee. If the Participant does not execute and deliver such acceptance to the Chairman of the Committee within 60 days from the date of the Grant for any reason other than death, this option shall become null and void and shall not be exercisable.

         IN WITNESS WHEREOF, the Committee has issued this Stock Option Grant acting on behalf of and under the authorization of the Company's Board of Directors.

                                           BANCTENN CORP.

                                           By:
                                              ---------------------------------

                                                 Chairman of the Employee
                                                 Incentive Stock Plan Committee

                                           By:
                                              ---------------------------------
                                                                   , Member
                                                 ------------------
                                                 of the Employee Incentive
                                                 Stock Plan Committee

                                           By:
                                              ---------------------------------
                                                                   , Member
                                                 ------------------
                                                 of the Employee Incentive
                                                 Stock Plan Committee

         The undersigned hereby accepts this Stock Option Grant in accordance with its terms and the terms of the 1992 Employee Stock Incentive Plan (the "Plan") and agrees that this Grant and the Plan shall control all matters arising with respect hereto.

         Date: ____________________, 200_.

                                                 ------------------------------

                                                 ------------------------------
                                                 Participant

                      NOTICE OF ELECTION TO EXERCISE OPTION

         The undersigned ("Participant") hereby gives notice to BancTenn Corp. ("Company") of his election to exercise his right to purchase shares of the Company's common stock pursuant to a Stock Option Grant heretofore awarded to Participant under the Company's 1992 Employee Stock Incentive Plan. Participant hereby exercises his Stock Option Grant as follows:


         Date of Option:                                                        ______________, 200_

         Total Number of Shares Covered by Option:                              ______________

         Number of Shares Previously Purchased Pursuant to Option:              ______________

         Number of Shares to be Purchased Under this Note:                      ______________

         Option Price Per Share:                                                $_____________

         Aggregate Option Exercise Price:                                       $_____________

         Date of this Notice:                                                   ______________

         Date Purchase Price to be Tendered:                                    ______________


         In exercising his rights under the above-described Option, Participant acknowledges that his rights and obligations with respect thereto are controlled by the terms of the Stock Option Grant and the Company's 1992 Employee Stock Incentive Plan.

                                                 --------------------------
                                                 Signature of Participant

                                                 --------------------------
                                                 Name of Participant
                                                 (Printed or Typed)


Argabrite\BancTenn\Stock Options
Stock Option Grant (Nonqualified)